UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012 (December 4, 2012)

CLEARTRONIC, INC.

(Exact name of registrant as specified in its charter)

333-135585 (Commission File Number)	65-0958798 (IRS Employer Identification No.)
8000 North Federal Highway, Boca Raton, Florida (principal executive offices)	33487 (Zip Code)

Registrant's telephone number, including area code: 561-939-3300

________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 4, 2012, Cleartronic, Inc. (the “Company”) received approval from the Financial Industry Regulatory Authority (“FINRA”) clearing the reverse stock split previously approved by the Company’s board of directors and majority voting stockholder on November 28, 2012. According to FINRA’s approval, the reverse stock split will take effect on December 28, 2012 (“Effective Date”). On the Effective Date, the Company’s trading symbol will be changed from “CLRI” to “CLRID” for approximately 20 days after which it will revert to CLRI. Upon the effectiveness of the reverse stock split, there will be approximately 1,331,080 shares issued and outstanding. All records of the Company’s transfer agent, ClearTrust Transfer LLC, will be updated to reflect the change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARTRONIC, INC. (Registrant)

Date: December 6, 2012	/s/ Larry Reid
By: Larry Reid, Its: Chief Executive Officer